REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is made as of the 17th day of July, 2013, by and among Selway Capital Acquisition Corporation, a Delaware corporation (“Parent”), Healthcare Corporation of America, a New Jersey corporation (the “Company”), and Partners For Growth III, L.P. (“PFG”).

RECITALS

WHEREAS, (i) Parent, the Company and PFG have entered into that certain Loan and Security Agreement, dated of even date herewith, by and among Parent, the Company and PFG (the “Loan Agreement”) and (ii) Parent has issued that certain Warrant, dated of even date herewith, in favor of PFG (the “Warrant”);

WHEREAS, in order to induce the parties to enter into the Loan Agreement and Warrant, Parent, the Company and PFG hereby agree that this Agreement shall govern the rights of PFG to cause Parent to register shares of Common Stock issuable to PFG, to receive certain information from Parent and the Company and various other matters as set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

1.2 “Common Stock” means shares of Parent’s Series C Common Stock, and upon consolidation thereof pursuant to Parent’s Amended and Restated Certificate of Incorporation, Parent’s Common Stock, in each case with a par value of $0.0001 per share.

1.3 “Damages” means any loss, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of Parent, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.4 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.5 “Excluded Registration” means (i) a registration relating to the sale of securities to employees of Parent or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.6 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.7 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Parent with the SEC.

1.8 “Holder” means any holder of Parent securities, inclusive of PFG.

1.9 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

1.10 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.11 “Register,” “Registered,” and “Registration,” whether capitalized herein or not, refer to a registration effected by preparing and filing one or more “Registration Statements” (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

1.12 “Registrable Securities” means (i) the Common Stock issuable or issued pursuant to the Loan Agreement and Warrant; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Parent, acquired by PFG or its Affiliates after the date hereof; and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above.

1.13 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

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1.14 “Registration Statement” means a registration statement under the Securities Act that covers the Registrable Securities.

1.15 “SEC” means the Securities and Exchange Commission.

1.16 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.17 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.18 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.19 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, excluding the fees and disbursements of PFG Counsel, which shall be borne and paid by Parent as provided in Section 2.6.

2. Registration Rights. Parent covenants and agrees as follows:

2.1 Shelf Registration.

(a) Unless Parent shall have included the Registrable Securities in a Piggyback Registration Statement filed with the SEC pursuant to Section 2.2 prior to such time, Parent shall prepare and file with the SEC, no later than sixty (60) days (the “Filing Deadline”) from the date hereof, a Registration Statement on Form S-1 or on such other form as is available to Parent for an offering to be made on a delayed or continuous basis pursuant to SEC Rule 415 registering the resale from time to time by PFG of all Registrable Securities (the “Shelf Registration Statement”). Notwithstanding the registration obligations set forth in this Section 2, in the event the SEC informs Parent that all of the Registrable Securities cannot, as a result of the application of SEC Rule 415 (“SEC Rule 415 Limitation”), be registered for resale on a single registration statement, Parent agrees to promptly (i) inform each of the Holders thereof, (ii) use its best efforts to file amendments to the Registration Statement as required by the SEC and/or (iii) withdraw the Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC; provided, however, that prior to filing such amendment or New Registration Statement, Parent shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities. In the event Parent amends the Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, Parent will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the SEC, one or more registration statements to register for resale those Registrable Securities that were not registered for resale on the Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

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(b) Parent shall use its best efforts to cause the Shelf Registration Statement to be declared effective by the SEC by a date that is no later than one hundred eighty (180) days (the “Effectiveness Deadline”) from the date hereof and to keep the Shelf Registration Statement continuously effective under the Securities Act so long as PFG or its transferees, successors or assigns hold any Registrable Securities.

(c) Parent shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by Parent for such Shelf Registration Statement, if required by the Securities Act or as necessary to name PFG or any its transferees, successors or assigns as a selling securityholder.

(d) The failure to (1) prepare and file a Shelf Registration Statement by the Filing Deadline; (2) cause the Shelf Registration Statement to be declared effective by the SEC by the Effectiveness Deadline; or (3) keep the Shelf Registration Statement continuously effective or supplement or amend the Shelf Registration to enable the continuous sale of the Registrable Securities thereunder, shall in each case be deemed an “Event”.

(i) Each of (x) the Filing Deadline in the case of clause (1); (y) the Effectiveness Deadline in the case of clause (2); and (z) thirty (30) days after the initial date upon which the Shelf Registration Statement ceases to be effective or thirty (30) days after sales of Registrable Securities are no longer permitted in the case of clause (3), shall be deemed an “Event Date”.

(ii) An Event shall be deemed to continue until the “Event Termination Date,” which shall be the following dates: (A) the date the Shelf Registration is filed in the case of an Event of the type described in clause (1); (B) the date the Shelf Registration Statement is declared effective by the SEC in the case of an Event of the type described in clause (2); and (C) the date that sales of Registrable Securities are permitted to resume in the case of an Event described in clause (3).

(iii) The parties hereto agree that PFG will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if the Shelf Registration Statement has not been filed on or prior to the Filing Deadline or the Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline. Accordingly, commencing on (and including) any Event Date and ending on (but excluding) any Event Termination Date, Parent agrees to pay, as liquidated damages and not as a penalty, an amount equal to $1,667 per day, provided that if the Registrable Securities are subject to an SEC Rule 415 limitation, then the amount of liquidated damages shall be prorated based on the number of shares registered as compared to the number of shares required to be registered. The foregoing shall not constitute the exclusive remedy for any breach of the term of this Section.

(e) The registration rights set forth in this Section 2.1 and Section 2.2 below shall terminate at such time as (i) all of the Registrable Securities have been sold pursuant to an effective Registration Statement or (ii) Rule 144 or a similar exemption under the Securities Act is available for the sale of all of the Registrable Securities without limitation during a three-month period without registration and the Company has issued to Holder all of such Registrable Securities without restrictive or other legends and no such restrictions on transfer remain in effect.

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2.2 Piggyback Registration. If Parent proposes to register (including, for this purpose, a registration effected by Parent for Holders other than PFG) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), Parent shall, at such time, promptly give PFG notice of such registration (“Piggyback Notice”). Upon the request of PFG given within fifteen (15) days after such notice is given by Parent, Parent shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that PFG has requested to be included in such registration. Parent shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not PFG has elected to include Registrable Securities in such registration. 2.3 Underwriting Requirements.

(a) In connection with any offering involving an underwriting of shares of Parent’s capital stock pursuant to Section 2.2, Parent shall not be required to include any Registrable Securities in such underwriting unless PFG accepts the terms of the underwriting as agreed upon between Parent and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by Parent) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then Parent shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and Parent in their sole discretion determine will not jeopardize the success of the offering; provided, however, that the number of securities that are excluded from the underwriting shall be allocated amongst all Holders pro rata in accordance with the number of securities elected to be included in such registration, regardless of the number of securities with respect to which such persons have the right to request such inclusion. To facilitate the allocation of shares in accordance with the above provisions, Parent or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. For purposes of the provision in this Section 2.3(a) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities elected to be included in such registration by all Persons included in such “selling Holder,” as defined in this sentence.

(b) For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that PFG has requested to be included in such registration statement are actually included.

2.3 Obligations of Parent. Whenever required under Section 2 to effect the registration of any Registrable Securities, Parent shall, as expeditiously as reasonably possible:

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(a) for registrations pursuant to Section 2.2, prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and, upon the request of PFG, keep such registration statement effective for a period of up to one hundred eighty (180) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred eighty (180) day period shall be extended for a period of time equal to the period PFG refrains, at the request of an underwriter of Common Stock (or other securities) of Parent, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred eighty (180) day period shall be extended for up to sixty (60) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to PFG such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as PFG may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by PFG; provided that Parent shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless Parent is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by Parent are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by PFG, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by PFG, all financial and other records, pertinent corporate documents, and properties of Parent, and cause Parent’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

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(i) notify PFG, promptly after Parent receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify PFG of any request by the SEC that Parent amend or supplement such registration statement or prospectus.

2.4 Furnish Information. It shall be a condition precedent to the obligations of Parent to take any action pursuant to this Section 2 with respect to the Registrable Securities that PFG shall furnish to Parent such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of PFG’s Registrable Securities.

2.5 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees, fees and disbursements of counsel for Parent; and the reasonable fees and disbursements of one counsel for PFG (“PFG Counsel”), shall be borne and paid by Parent.

2.6 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, Parent will indemnify and hold harmless PFG, and the partners, members, officers, directors, and stockholders of PFG; legal counsel and accountants for PFG; any underwriter (as defined in the Securities Act) for PFG; and each Person, if any, who controls PFG or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and Parent will pay to PFG, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of Parent, which consent shall not be unreasonably withheld, nor shall Parent be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any of PFG, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, PFG, severally and not jointly with all other selling Holders, will indemnify and hold harmless Parent, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls Parent within the meaning of the Securities Act, legal counsel and accountants for Parent, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of PFG expressly for use in connection with such registration; and each of PFG and such selling Holder will pay to Parent and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of PFG, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any of PFG by way of indemnity or contribution under Sections 2.7(b) and 2.7(d) exceed the proceeds from the offering received by PFG (net of any Selling Expenses paid by PFG), except in the case of fraud or willful misconduct by PFG.

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(c) Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.7, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) in no event shall PFG be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by PFG pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall PFG’s liability pursuant to this Section 2.7(d), when combined with the amounts paid or payable by PFG pursuant to Section 2.7(b), exceed the proceeds from the offering received by PFG (net of any Selling Expenses) paid by PFG), except in the case of willful misconduct or fraud by PFG.

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(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of Parent and PFG under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.7 Reports Under Exchange Act. With a view to making available to PFG the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Parent to the public without registration or pursuant to a registration on Form S-3, Parent shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by Parent for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act (at any time after Parent has become subject to such reporting requirements); and

(c) furnish to PFG, so long as PFG owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by Parent that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after Parent so qualifies); (ii) a copy of the most recent annual or quarterly report of Parent and such other reports and documents so filed by Parent; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form S-3 (at any time after Parent so qualifies to use such form).

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3. Miscellaneous.

3.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by PFG to transferees holding at least 100,000 Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) Parent is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to Parent to be bound by and subject to the terms and conditions of this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

3.3 Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including PDF) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices. All notices and other communications given or made pursuant to\ this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as follows:

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To Parent and the Company:

Selway Capital Acquisition Corporation

900 Third Avenue, 19th Fl.

New York, NY 10022

Attention: Chief Executive Officer

Telecopy: (212) 308-6623

with a copy (not constituting notice) to:

Loeb & Loeb LLP

345 Park Avenue

New York, New York 1015

Attention: Mitchell S. Nussbaum and Giovanni Caruso

To PFG:

Partners for Growth III, L.P.

150 Pacific Avenue

San Francisco, California 94111

Attention: Chief Financial Officer

Fax: (415) 781-0510

Email: notices@pfgrowth.com

with a copy (not constituting notice) to:

Greenspan Law Office

Attn: Benjamin Greenspan, Esq.

620 Laguna Road

Mill Valley, CA 94941

Fax: (415) 738-5371

Email: ben@greenspan-law.com

3.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Parent and PFG. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

3.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

3.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

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3.9 Other Registration Rights. Parent represents and warrants that the execution, delivery and performance of this Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute breach of any agreement requiring Parent to register securities for sale or to include any securities in any registration statement filed by Parent for the sale of securities for its own account or for the account of any other person (each a “Registration Right”). Except as disclosed in the Parent’s public filings with the SEC, Parent represents and warrants that no person has any Registration Rights.

3.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

3.11 Specific Performance. Each of the parties acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other parties shall be entitled to an injunction or injunctions (without the necessity of posting a bond or other security) to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state or other foreign court or governmental body having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

3.12 Remedies Cumulative. In the event that Parent fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, PFG may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

3.13 Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby.

3.14 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PARENT:
SELWAY CAPITAL ACQUISITIONS CORPORATION

By:	/s/ Mark Carlesimo
Name:	Mark Carlesimo
Title	Secretary

COMPANY:
HEALTHCARE CORPORATION OF AMERICA

By:	/s/ Mark Carlesimo
Name:	Mark Carlesimo
Title	Secretary

PFG:
PARTNERS FOR GROWTH III, L.P.

By:	/s/ Jason Georgatos
Name:	Jason Georgatos
Title	Manager, Partners for Growth III, LLC Its
General Partner

Registration Rights Signature Page